Donation	12 Months Ended
Dec. 31, 2020
Donation [Abstract]
Disclosure of Donations
16	DONATION
Pursuant to a donation agreement entered into between a university fund and the Group in June 2018, the Group will donate RMB10,000 each year to the university fund from 2018 to 2022 to assist a research on fundamental education program. The Group would not have any right nor can benefit from such research. The Group made a cash donation to the university fund of RMB10,000 each in 2018 and 2019 according to the donation agreement.
In September 2019, the donation agreement was cancelled as a result of the mutual agreement between the university fund and the Group and thus the Group will not have any future obligations.